U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: May 17, 2001
                        (Date of earliest event reported)


                     Potash Corporation of Saskatchewan Inc.
             (Exact name of registrant as specified in its charter)


   Saskatchewan                          1-1035                    N/A
   (State or other jurisdiciton       (Commission             (IRS employer
    of incorporation)                 file number)          Identification no.)

                             122 - 1st Avenue South
                     Saskatoon, Saskatchewan, Canada S7K 7G3
                                  306-933-8500
 (Address and telephone number of the registrant's principal executive offices)


                                       N/A
          (Former name or former address, if changed since last report)

                     Potash Corporation of Saskatchewan Inc.
                           Current Report on Form 8-K

Item 5. Other Events.

         On May 17, 2001, the registrant announced the offering of $600,000,000 of 7 3/4% Notes due May 31, 2011 pursuant to a shelf registration statement on Form S-3 (File No. 333-27685) and a related prospectus supplement. Filed herewith are certain exhibits with respect to such registration statement.

Item 7.  Exhibits.

Exhibit Number      Description of Document
--------------      -----------------------

1                   Underwriting Agreement and Terms Agreement.

4                   Form of Note.

12                  Computation of ratio of earnings to fixed charges.

                                    Signature


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Potash Corporation of Saskatchewan Inc.


                                   By: /s/ John L.M. Hampton
                                       ----------------------------------------

                                       John L.M. Hampton
                                       Senior Vice President, General Counsel
                                          and  Secretary
                                       Potash Corporation of Saskatchewan Inc.


Date:  May 17, 2001

                                Index to Exhibits


Exhibit Number      Description of Document
--------------      -----------------------

1                   Underwriting Agreement and Terms Agreement.

4                   Form of Note.

12                  Computation of ratio of earnings to fixed charges.